Exhibit 99.2

Release:	January 28, 2026

CPKC announces TSX acceptance of early renewal of share repurchase program

Calgary – Canadian Pacific Kansas City (TSX: CP) (NYSE: CP) (“CPKC”) announced today that the Toronto Stock Exchange (“TSX”) has accepted its notice of intention to implement an early renewal of its normal course issuer bid (the “2026 NCIB”).

Under the 2026 NCIB, CPKC will be permitted to purchase for cancellation, up to 82,214,163 common shares in the capital of CPKC, or approximately 9 percent of its public float of common shares, less the 37,348,539 common shares purchased under the 2025 NCIB (as defined below), subject to normal terms and limitations of such bids for net new purchases of up to 44,865,624 common shares (representing approximately 5% of the 897,704,154 issued and outstanding common shares as at January 19, 2026). The 2026 NCIB is expected to commence on February 2, 2026 and is due to terminate on February 1, 2027 or such earlier date as CPKC may determine.

“CPKC’s strong free cash flow generation, robust growth pipeline, and proven operational execution underpin our confidence in launching this new share repurchase program,” said CPKC President and CEO Keith Creel. “We remain firmly committed to creating long-term shareholder value through disciplined and opportunistic capital allocation.”

CPKC has terminated its existing normal course issuer bid which commenced on March 3, 2025 and had an expiry date of March 2, 2026 (the “2025 NCIB”). CPKC repurchased and cancelled 37,348,539 of the 37,348,539 common shares it was authorized to repurchase under its 2025 NCIB, at a weighted average price per common share of $105.53. As a result of the early termination of the 2025 NCIB, the 37,348,539 common shares purchased under the 2025 NCIB will be deducted from the 2026 NCIB annual limit of common shares as per the requirements of the TSX.

Purchases of CPKC’s common shares under the 2026 NCIB may be made through the facilities of the TSX, the New York Stock Exchange (“NYSE”) and alternative trading systems in Canada and the US by means of open market transactions or by such other means as may be permitted by the TSX, the NYSE and under applicable securities laws, including automatic purchase programs, private agreements or share repurchase programs pursuant to issuer bid exemption orders issued by applicable securities regulatory authorities. The price CPKC will pay for any common shares will be the market price at the time of purchase or such other price as may be permitted by the rules of the TSX. Any purchase made under an exemption order issued by a securities regulatory authority will generally be at a discount to the prevailing market price. Any common shares acquired through the 2026 NCIB will be cancelled.

Except as permitted by TSX rules, CPKC will not acquire through the facilities of the TSX more than 351,655 common shares during a trading day, being 25 percent of the average daily trading volume of CPKC common shares on the TSX for the six calendar months preceding the commencement date of the 2025 NCIB. In addition, CPKC will not acquire per day on the NYSE more than 25 percent of the average daily trading volume for the four most recently completed calendar weeks preceding the date of purchase, subject to, in both cases, certain exceptions for block purchases.

In connection with the 2026 NCIB, CPKC expects to enter into an automatic purchase plan agreement (“Plan”) with its designated broker to allow for purchases of its common shares during internal quarterly blackout periods. The timing and amount of such purchases would be at the discretion of the broker based on parameters established by CPKC prior to any blackout period. Outside of these periods, common shares will be purchased in accordance with management’s discretion, subject to TSX rules and applicable law. The Plan has been reviewed and pre-cleared by the TSX and may be terminated by CPKC or its broker in accordance with its terms, or will terminate on the expiry of the 2026 NCIB. CPKC expects the Plan to be implemented on February 2, 2026. All purchases of common shares made under the Plan will be included in determining the aggregate number of common shares purchased under the 2026 NCIB. If adopted, the Plan will constitute an “automatic securities purchase plan” under applicable Canadian securities laws, and will be adopted in accordance with applicable U.S. securities laws, including the requirements of Rule 10b5-1 under the U.S. Securities Exchange Act of 1934.

The actual number of common shares that will be repurchased under the 2026 NCIB, and the timing of any such purchases, will be determined by CPKC, subject to the limits imposed by the TSX, the NYSE and applicable securities laws in Canada and the United States. There cannot be any assurances as to how many common shares, if any, will ultimately be acquired by CPKC.

CPKC believes that the purchase of its shares from time to time is an appropriate and advantageous use of its funds.

Forward Looking Statements

This news release contains forward-looking information and forward-looking statements within the meaning of applicable securities laws in both the U.S. and Canada (collectively, “forward-looking statements”). Forward-looking statements include, but are not limited to, statements concerning expectations, beliefs, plans, goals, objectives, assumptions and statements about possible future events, conditions, and results of operations or performance. Forward-looking statements may contain statements with the words or headings such as “financial expectations”, “key assumptions”, “anticipate”, “believe”, “expect”, “project”, “estimate”, “forecast”, “plan”, “intend”, “target”, “will”, “outlook”, “guidance”, “should” or similar words suggesting future outcomes. All statements other than statements of historical fact may be forward-looking statements. This news release includes forward-looking statements concerning, but not limited to, the actual number of common shares that will be repurchased under the 2026 NCIB, the method of purchase, the timing of any such purchases, the prices and cancellation thereof, reasons for and benefits of any purchases made under the 2026 NCIB, the anticipated implementation of the Plan, the method by which such CPKC common shares may be purchased, our ability to generate free cash flow, our growth pipeline and operational execution, and our ability to create long-term shareholder value through disciplined and opportunistic capital allocation.

The forward-looking statements contained in this news release are based on current expectations, estimates, projections and assumptions, having regard to CPKC’s experience and its perception of historical trends, and include, but are not limited to, expectations, estimates, projections and assumptions relating to: changes in business strategies; North American and global economic growth and conditions; commodity demand growth; sustainable industrial and agricultural production; commodity prices and interest rates; foreign exchange rates; effective tax rates; performance of our assets and equipment; sufficiency of our budgeted capital expenditures in carrying out our business plan; geopolitical conditions; applicable laws, regulations and government policies, including, without limitation, those relating to regulation of rates, tariffs, import/export, trade, taxes, wages, labour and immigration; the availability and cost of labour, services and infrastructure; labour disruptions; the satisfaction by third parties of their obligations to CPKC; and carbon markets, evolving sustainability strategies, and scientific or technological developments. Although CPKC believes the expectations, estimates, projections and assumptions reflected in the forward-looking statements presented herein are reasonable as of the date hereof, there can be no assurance that they will prove to be correct. Current conditions, economic and otherwise, render assumptions, although reasonable when made, subject to greater uncertainty.

Undue reliance should not be placed on forward-looking statements as actual results may differ materially from those expressed or implied by forward-looking statements. By their nature, forward-looking statements involve numerous inherent risks and uncertainties that could cause actual results to differ materially from the forward-looking statements, including, but not limited to, the following factors: changes in business strategies and strategic opportunities; general Canadian, U.S., Mexican and global social, economic, political, credit and business conditions; risks associated with agricultural production such as weather conditions and insect populations; the availability and price of energy commodities; the effects of competition and pricing pressures, including competition from other rail carriers, trucking companies and maritime shippers in Canada, the U.S. and Mexico; North American and global economic growth and conditions; industry capacity; shifts in market demand; changes in commodity prices and commodity demand; uncertainty surrounding timing and volumes of commodities being shipped by CPKC; inflation; geopolitical instability; changes in laws, regulations and government policies, including, without limitation, those relating to regulation of rates, tariffs, import/export, trade, wages, labour and immigration; changes in taxes and tax rates; potential increases in maintenance and operating costs; changes in fuel prices; disruption of fuel supplies; uncertainties of investigations, proceedings or other types of claims and litigation; compliance with environmental regulations; labour disputes; changes in labour costs and labour difficulties; risks and liabilities arising from derailments; transportation of dangerous goods; timing of completion of capital and maintenance projects; sufficiency of budgeted capital expenditures in carrying out business plans; services and infrastructure; the satisfaction by third parties of their obligations; currency and interest rate fluctuations; exchange rates; effects of changes in market conditions and discount rates on the financial position of pension plans and investments; trade restrictions, including the imposition of any tariffs, or other changes to international trade arrangements; the effects of current and future multinational trade agreements on or other developments affecting the level of trade among Canada, the U.S. and Mexico; climate change and the market and regulatory responses to climate change; anticipated in-service dates; success of hedging activities; operational performance and reliability; customer, regulatory and other stakeholder approvals and support; regulatory and legislative decisions and actions; the adverse impact of any termination or revocation by the Mexican government of Kansas City Southern de Mexico, S.A. de C.V.’s concession; public opinion; various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches, volcanism and earthquakes, and cybersecurity attacks, as well as security threats and governmental response to them, and technological changes; acts of terrorism, war or other acts of violence or crime or risk of such activities; insurance coverage limitations; material adverse changes in economic and industry conditions; the outbreak of a pandemic or contagious disease and the resulting effects on economic conditions; the demand environment for logistics requirements and energy prices; restrictions imposed by public health authorities or governments; fiscal and monetary policy responses by governments and financial institutions; disruptions to global supply chains; the realization of anticipated benefits and synergies of the CP-KCS transaction and the timing thereof; the satisfaction of the conditions imposed by the U.S. Surface Transportation Board in its March 15, 2023 decision; the successful integration of KCS into CPKC; the focus of management time and attention on the CP-KCS integration and other disruptions arising from the CP-KCS integration; estimated future dividends; financial strength and flexibility; debt and equity market conditions, including the ability to access capital markets on favourable terms or at all; cost of debt and equity capital; improvement in data collection and measuring systems; industry-driven changes to methodologies; and the ability of the management of CPKC to execute key priorities, including those in connection with the CP-KCS transaction. The foregoing list of factors is not exhaustive. These and other factors that could cause actual results to differ materially from those described in the forward-looking statements contained in this news release are detailed from time to time in reports filed by CPKC with securities regulators in Canada and the United States, which can be accessed on SEDAR+ (www.sedarplus.ca) and EDGAR (www.sec.gov). Reference should be made to “Part I – Item 1A – Risk Factors” and “Part II – Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations – Forward-Looking Statements” in CPKC’s annual report on Form 10-K and “Part II – Item 1A – Risk Factors” and “Part I – Item 2 – Management’s Discussion and Analysis of Financial Condition and Results of Operations – Forward-Looking Statements” in CPKC’s interim reports on Form 10-Q.

The forward-looking statements contained in this news release are made as of the date hereof. Except as required by law, CPKC undertakes no obligation to update publicly or otherwise revise any forward-looking statements, or the foregoing assumptions and risks affecting such forward-looking statements, whether as a result of new information, future events or otherwise.

About CPKC

With its global headquarters in Calgary, Alta., Canada, CPKC is the first and only single-line transnational railway linking Canada, the United States and México, with unrivaled access to major ports from Vancouver to Atlantic Canada to the Gulf Coast to Lázaro Cárdenas, México. Stretching approximately 20,000 route miles and employing 20,000 railroaders, CPKC provides North American customers unparalleled rail service and network reach to key markets across the continent. CPKC is growing with its customers, offering a suite of freight transportation services, logistics solutions and supply chain expertise. Visit cpkcr.com to learn more about the rail advantages of CPKC. CP-IR

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